                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 13, 2001


                   Virginia Commonwealth Financial Corporation
             (Exact Name of Registrant as specified in its Charter)


        Virginia
(State or other jurisdiction                  000-22747                        54-1542438
     of incorporation)                 (Commission File Number)       (IRS Employer Identification)



                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                      -------------------------------------

                                JEFFREY W. FARRAR
              Executive Vice President and Chief Financial Officer
                   Virginia Commonwealth Financial Corporation
                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
          (Name, address, including zip code, and the telephone number, including area code, of agent for service)



                                 Not Applicable
         ---------------------------------------------------------------
             (Former name or former, if changed since last report.)
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Item 5.  Other Events.

     On June 13, 2001, Virginia Commonwealth Financial Corporation issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a proposed merger-of-equals transaction with Virginia Financial Corporation.


Item 7.  Financial Statements and Exhibits.

     (a)  None

     (b)  Exhibits

          Exhibit 99.1    Joint Press Release dated June 13, 2001

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIRGINIA COMMONWEALTH FINANCIAL CORPORATION



Date:  June 13, 2001          By:  /s/ Jeffrey W. Farrar
                                   ---------------------
                                   Jeffrey W. Farrar
                                   Executive Vice President and
                                   Chief Financial Officer

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